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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF EARLIEST EVENT REPORTED:                             AUGUST 13, 2001

DATE OF REPORT:                                              AUGUST 14, 2001



                       MITCHELL ENERGY & DEVELOPMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


TEXAS                              1-6959                    74-1032912
(STATE OF OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
OF INCORPORATION)                  FILE NUMBER)              IDENTIFICATION NO.)


                2001 TIMBERLOCH PLACE, THE WOODLANDS, TEXAS 77380
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:          (713) 377-5500



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ITEM 5.  OTHER EVENTS

         On August 13, 2001, Devon Energy Corporation, a Delaware corporation, its wholly owned subsidiary Devon Newco Corporation, a Delaware corporation, and Mitchell Energy & Development Corp., a Texas corporation, executed an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Mitchell Energy & Development Corp. with and into Devon Newco Corporation (the "Merger"). Pursuant to the Merger, $31 and 0.585 of a share of common stock of Devon Energy Corporation will be exchanged for each outstanding share of Class A Common Stock of Mitchell Energy & Development Corp.

         The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is annexed hereto as Exhibit 2.1.

ITEM 7.  EXHIBIT

         2.1 Agreement and Plan of Merger dated as of August 13, 2001 among Devon Energy Corporation, Devon Newco Corporation and Mitchell Energy & Development Corp.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MITCHELL ENERGY & DEVELOPMENT CORP.

                                      By:   /s/ PHILIP S. SMITH
                                         ---------------------------------------
                                          Philip S. Smith
                                          Senior Vice President - Administration
                                          and Chief Financial Officer



Dated:   August 14, 2001



                                LIST OF EXHIBITS

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
    2.1 Agreement and Plan of Merger dated as of August 13, 2001 among Devon Energy Corporation, Devon Newco Corporation and Mitchell Energy & Development Corp.




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